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                      PAINEWEBBER TAX-MANAGED EQUITY FUND

                SUPPLEMENT TO PROSPECTUS DATED DECEMBER 6, 1999

                                                                October 10, 2000

Dear Investor,

    This supplement to the Prospectus dated December 6, 1999 for PaineWebber Tax-Managed Equity Fund describes important changes affecting your fund. These changes were proposed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and approved by your fund's board as in the best interests of fund shareholders. If you have any questions about these changes, you should contact your Financial Advisor.

    The purpose of this supplement is to notify you of

       - the proposed merger of Tax-Managed Equity Fund, a series of PaineWebber Managed Investments Trust, into PACE Large Company Value Equity Investments, a series of another mutual fund and

       - changes in the investment management arrangements for Tax-Managed Equity Fund and related investment strategy changes that became effective on October 10, 2000.

    Tax-Managed Equity Fund's shareholders must approve its proposed merger before the transaction can be effected. The proposed merger will be submitted to Tax-Managed Equity Fund's shareholders at a meeting expected to be held in January or February 2001. If approved by Tax-Managed Equity Fund's shareholders, the merger is expected to become effective no later than early March 2001.

    The merger is expected to be a tax-free transaction, which means that no gain or loss will be recognized by either fund and that Tax-Managed Equity Fund's shareholders will not realize any gain or loss on their receipt of shares of PACE Large Company Value Equity Investments in the merger. More information about the proposed merger and the new investment management arrangements and related investment strategy changes is set out below.

PROPOSED MERGER

    On October 6, 2000, Tax Managed Equity Fund's board of trustees approved the submission to shareholders of an Agreement and Plan of Reorganization and Termination ("Plan") under which Tax Managed Equity Fund would transfer substantially all of its assets and liabilities to PACE Large Company Value Equity Investments, a series of PaineWebber PACE Select Advisors Trust ("PACE Fund"). If Tax-Managed Equity Fund's shareholders approve the proposed merger, they will receive shares of the PACE Fund in exchange for their shares in Tax-Managed Equity Fund, and Tax-Managed Equity Fund will cease operations.

    Although Tax-Managed Equity Fund and the PACE Fund both invest primarily in stocks of large capitalization companies, they have different investment objectives. Tax-Managed Equity Fund's investment objective is to maximize after-tax total return. The PACE Fund's investment objective is capital appreciation and dividend income. The PACE Fund does not actively seek to maximize after-tax return to its shareholders. The PACE Fund's investments are managed by three sub-advisers, two of which now serve as sub-advisers to Tax-Managed Equity Fund. More information about the proposed merger will be provided to Tax-Managed Equity Fund's shareholders in proxy solicitation materials that are expected to be mailed in December 2000.

    You may continue to buy and sell shares in Tax-Managed Equity Fund and exchange your Tax-Managed Equity Fund Class A, Class B and Class C shares for shares of the corresponding class of other PaineWebber funds prior to the shareholder meeting. When you sell or exchange your Tax-Managed Equity Fund shares, you generally will be subject to federal income tax on any gain you realize. If Tax-Managed Equity Fund's shareholders approve the merger proposal, the fund expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is effected.

                                                                      Item #ZS77
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NEW INVESTMENT MANAGEMENT ARRANGEMENTS

    On October 6, 2000, the board of trustees for Tax-Managed Equity Fund terminated the existing Investment Advisory and Administration Contract ("Old Advisory Contract") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") relating to the fund and approved new interim investment management arrangements that became effective on October 10, 2000.

    These interim investment management arrangements consist of a new Interim Investment Management and Administration Contract ("Interim Management Contract") with Mitchell Hutchins and Interim Sub-Advisory Contracts between Mitchell Hutchins and two sub-advisers -- Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood"). Under the Interim Management Contract, Mitchell Hutchins' primary portfolio management responsibility is to identify appropriate sub-advisers to manage the Fund's assets and to supervise and monitor the performance of those sub-advisers and make recommendations about the retention or replacement of sub-advisers. The interim contracts terminate automatically 150 days after their effective dates. The fees payable by Tax-Managed Equity Fund to Mitchell Hutchins under its Interim Management Contract are identical to the fees under the Old Advisory Contract. Mitchell Hutchins (not the fund) pays the sub-advisers for their services under the Interim Sub-Advisory Contracts.

    These arrangements and related changes in the fund's investment strategies are described in greater detail below.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED DECEMBER 6, 1999 IS REVISED AS FOLLOWS:

THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 3 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

           PRINCIPAL INVESTMENT STRATEGIES

           The fund invests primarily in common stocks that are believed to have reasonable valuations and favorable earnings forecasts. The fund's sub-advisers seek to minimize the taxes the fund's shareholders incur, primarily by minimizing the fund's realized capital gains and by realizing capital losses that can offset present or future capital gains.

           The fund may invest in U.S. dollar denominated securities of foreign issuers. The fund's investments may include convertible bonds, including to a limited extent those that are not investment grade. The fund may (but is not required to) use options, futures contracts and other derivatives as part of its investment strategy or to help manage portfolio risks.

           The fund's manager, Mitchell Hutchins Asset Management Inc., has appointed Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood") to serve as sub-advisers for the fund's investments. Mitchell Hutchins allocates the fund's assets among the two sub-advisers. The relative values of assets allocated to each sub-adviser can change at any time.

           In managing its share of the fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 20% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (E.G., global economic recovery) or company specific (e.g., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors

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           each stock purchased and sells the stock when its target
           price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.

           In managing its share of the fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.

THE SECTIONS AT P. 12 OF THE PROSPECTUS CAPTIONED "INVESTMENT ADVISER" AND "PORTFOLIO MANAGERS" ARE RETITLED "MANAGER" AND "SUB-ADVISERS AND PORTFOLIO MANAGERS," RESPECTIVELY, AND ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING:

           MANAGER

           Mitchell Hutchins Asset Management Inc. is the fund's manager and administrator. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc. ("PW Group"), a publicly owned financial services holding company. On August 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.7 billion.

           On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in November 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

           Mitchell Hutchins, with the approval of the fund's board, has selected investment sub-advisers for the fund and reviews the performance of those sub-advisers.

           SUB-ADVISERS AND PORTFOLIO MANAGERS

           Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood") serve as sub-advisers for Tax-Managed Equity Fund. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2000, ICAP had approximately $14.4 billion in assets under management. ICAP uses a team approach in the day-to-day management of its share of the fund's assets. ICAP has held its fund responsibilities since October 10, 2000.

           Westwood is located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2000, Westwood had approximately $3.2 billion in assets under management. Susan M. Byrne, president of Westwood since 1983, is primarily responsible for the day-to-day management of Westwood's share of the fund's assets.
           Ms. Byrne has held her fund responsibilities since
           October 10, 2000.

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